(Rule 14c-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
             Information Statement Pursuant to Section 14(c) of the
                         Securities Exchange Act of 1934

 Check the appropriate box:

 | |  Preliminary information statement      | |  Confidential, for use of the
 Commission only (as permitted by Rule 14c-5(d)(2))

 |X|  Definitive information statement

                           Old Goat Enterprises, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


Payment of Filing Fee (Check the appropriate box):

     |X|    No fee required.

     | |    Fee  computed on table below per  Exchange  Act Rules  14c-5(g)  and
            0-11.

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                  N/A
            ____________________________________________________________________
     (2)    Aggregate number of securities to which transactions applies:

                  N/A
            ____________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  N/A
            ____________________________________________________________________
     (4)    Proposed maximum aggregate value of transaction:

                  N/A
            ____________________________________________________________________
     (5)    Total fee paid:

                  N/A
            ____________________________________________________________________
     | |    Fee paid previously with preliminary materials.

     | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)    Amount previously paid:
            ____________________________________________________________________
     (2)    Form, Schedule or Registration Statement No.:
            ____________________________________________________________________
     (3)    Filing Party:
            ____________________________________________________________________
     (4)    Date Filed:
            ____________________________________________________________________

                           OLD GOAT ENTERPRISES, INC.
                               4526 Neville Street
                           Burnaby B.C. Canada V5J 2G8

To the Holders of Common Stock of
Old Goat Enterprises, Inc., Inc.

     Old Goat Enterprises, Inc., a Nevada corporation ("Company"), has obtained written consent from the majority of the stockholders as of December 22, 2003, approving (i) an acquisition by the Company of 100% of the issued and outstanding common shares of Zone 4 Play, Inc., a Delaware corporation in exchange for 10,426,190 shares of the Company's common stock (the "Stock Purchase"), and (ii) an amendment to the Company's Articles of Incorporation changing the name of the Company to "Zone 4 Play, Inc." (the "Name Change"). Details of the Stock Purchase and Name Change and other important information are set forth in the accompanying information Statement. The Board of Directors of the Company unanimously approved the Stock Purchase and Name Change on December 18, 2003. Under Section 78.320 of the corporate law of the State of Nevada, action by stockholders may be taken without a meeting, without prior notice, by written consent of the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize the action at a meeting. No other vote or stockholder action is required. You are hereby being provided with notice of the approval of the Stock Purchase and Name Change by less than unanimous written consent of the stockholders of the Company.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



By Order of the Board of Directors



/s/Lois Meisinger
----------------------------
   Lois Meisinger, President

Burnaby, B.C., Canada
January 6, 2004

                        OLD GOAT ENTERPRISES, INC., INC.

                   -------------------------------------------

                              INFORMATION STATEMENT

                   -------------------------------------------

                CONCERNING CORPORATE ACTION AUTHORIZED BY WRITTEN
                    CONSENT OF STOCKHOLDERS OWNING A MAJORITY
               OF SHARES OF CAPITAL STOCK ENTITLED TO VOTE THEREON

                   -------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                   -------------------------------------------

     This Information Statement is being furnished to the stockholders of Old Goat Enterprises, Inc., a Nevada corporation ("Company"), to advise them of the corporate action described herein, which has been authorized by stockholder written consent owning a majority of the outstanding voting securities of the Company entitled to vote thereon. This action is being taken in accordance with the requirements of the corporate law of the State of Nevada ("NGCL").

     The Company's Board of Directors ("Board") has determined that the close of business on December 22, 2003, was the record date ("Record Date") for the determination of stockholders entitled to notice about the proposals authorizing the Stock Purchase and Name Change by the Company.

     On December 18, 2003, the Board approved the Stock Purchase and Name Change and authorized the Company's officers to obtain written consents from the holders of a majority of the outstanding voting securities of the Company to approve the Stock Purchase and Name Change. Under Section 78.320 of the NGCL, any action required or permitted by the NGCL to be taken at an annual or special meeting of stockholders of a Nevada corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having at least a majority of the voting power that would be necessary to authorize or take such action at a meeting. Prompt notice of the approval of the Stock Purchase and Name Change must be given to those stockholders who have not consented in writing to the action and who, if the action had been taken at a meeting, would otherwise have been entitled to notice of the meeting.

     On December 22, 2003, stockholders who are the owners of record of 33,270,000 shares of the Company's common stock, representing approximately 93.7% of the outstanding voting securities of the Company, executed and delivered to the Company a written consent authorizing and approving the Stock Purchase and Name Change. Accordingly, no vote or further action of the stockholders of the Company is required to approve the Stock Purchase and Name Change. You are hereby being provided with notice of the approval of the Stock Purchase and Name Change by less than unanimous written consent of the stockholders of the Company.

     The executive offices of the Company are located at 4526 Neville Street, Burnaby B.C. Canada V5J 2G8, and its telephone number is (604) 435-9071.

     This Information Statement is first being mailed to stockholders on or about January 7, 2004 and is being furnished for informational purposes only.

                                VOTING SECURITIES

     The Company only has common stock issued and outstanding. As of the Record Date, there were 35,500,000 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on all matters submitted to the holders of common stock for their approval. The consent of the holders of a majority of all of the Company's outstanding common stock was necessary to authorize the Stock Purchase and Name Change.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table and accompanying footnotes set forth certain information as of the Record Date with respect to the stock ownership of (i) those persons known to the Company to beneficially own more than 5% of the Company's common stock, (ii) each director of the Company, (iii) each executive officer of the Company and (iv) all directors and executive officers of the Company as a group.


                                                                                  Amount and
                                                                                  Nature of
            Title of                                                              Beneficial          %
              Class       Name and Address of Beneficial Owner                    Ownership       of Class
         ---------------- ---------------------------------------------------- ----------------- ------------

         Common           Lois Meisinger                                              0             0%
                          President
                          4526 Neville Street
                          Burnaby, British Columbia, V5J 2G8
         ---------------- ---------------------------------------------------- ----------------- ------------

         Common           Dennis Cox                                              16,000,000     45.07%
                          Director,
                          4526 Neville Street
                          Burnaby, British Columbia, V5J 2G8
         Common           Jean Blanchard                                          6,000,000      16.90%
                          Director, Secretary/Treasurer
                          #209, 601 North Road
                          Coquitlam, British Columbia, V3J 1P1
         Common           Laurel Blanchard                                        6,000,000      16.90%
                          Director
                          #5, 710-7 Ave
                          New Westminster, BC, V3M 5V3
         Common           Directors and officers as a group (3)                   28,000,000     78.87%


* Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock issuable upon the exercise of options or warrants currently exercisable or convertible within 60 days, are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

     As of the Record Date, there were no outstanding options or warrants to purchase shares of our stock.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth information concerning the current director and executive officer of the Company and his age and position. Directors of the Company hold office until the next annual stockholders' meeting and thereafter until the individual's successor is elected and qualified. Officers serve at the pleasure of the board of directors.


Name                            Age    Position
Lois Meisinger                  52     President & CEO
Dennis Cox                      56     Director
Jean Blanchard                  45     Director, Secretary, Treasurer
Laurel Blanchard                60     Director

Lois Meisinger, President, age 52

Ms. Meisinger was appointed President and CEO of the Company in September 2003, replacing Mr. Dennis Cox. She has extensive, hands on business experience and since 1982, has been a partner or sole owner of several private companies involved in retail and industrial operations. Over the last five years, her business activities were as follows:

High-rise window washing
         Formed 1993       sold 2000        100% ownership interest
Marina/pub/fine dining restaurant
         Bought 1995       sold 2001        50% ownership interest
Dry cleaning plants
         Formed 1980       sold 2001        80% ownership interest
         Bought 2000       sold 2003        25% ownership interest
Trucking company
         Bought 1995       closed 2000      50% ownership interest
Logging company
         Bought 1995       sold 2003        25% ownership interest
Bookkeeping business
         Formed 1979       closed 2000      100% ownership interest
Mechancial service company
         Formed 1980       sold 2000        50% ownership interest

She holds a B.Ed degree from the University of Alberta, which she obtained in 1971.

Dennis Cox, Member of the Board of Directors, age 56

Mr. Dennis Cox is the incorporator of Old Goat and has served as President and Director since its inception. Ms. Meisinger replaced him as President in September 2003.

Mr. Cox has over 35 years experience working in various manufacturing and service oriented companies. Mr.Cox was employed by Industrial Equipment Company Ltd., a large bearing distributor and supplier of power transmission, material handling, fluid power and other related products from 1985 until 2003. From 1986 to 2002, Mr. Cox held the position of Warehouse Manager. In 2003, he became a consultant to the company.

Mr. Cox is not an officer or director of any public company that files annual, quarterly and periodic reports with the United States Securities and Exchange Commission.

Jean Blanchard, Secretary/Treasurer, Member of the Board of Directors, age 45.

Miss Jean Blanchard became an officer and director of Old Goat on May 20, 2002. In 1989 Miss Blanchard became a 911-operator police dispatcher, a position she still holds. Miss Blanchard has suffered with fibromyalgia for the past nine years. Since then Miss Blanchard has researched extensively this rheumatic disease. In January 2002 she began an aggressive treatment plan that includes avoiding external and internal contact with certain common preservatives. Jean Blanchard has spent and continues to spend considerable time researching the availability of various skin care products that are absolutely salicylate-free.

Miss Blanchard is not an officer or director of any public company that files annual, quarterly and periodic reports with the United States Securities and Exchange Commission.

Laurel Blanchard, Member of the Board of Directors, age 60.

Mrs. Laurel Blanchard became a director of Old Goat May 20, 2002. Mrs. Blanchard is a trained Hair Stylist and Esthetician. In 1991, she formed the private company, Classic Beauty Salon (1991) Ltd., in which she holds a 50% ownership interest.

Mrs. Laurel Blanchard is the sister-in-law of Miss Jean Blanchard. She has worked closely for a number of years with Jean Blanchard in identifying cosmetic and hair care products that are safe for fibromyalgia sufferers to use.

Mrs. Blanchard is not an officer or director of any reporting public company that files annual, quarterly and periodic reports with the United States Securities and Exchange Commission.

Board of Directors' Meetings and Committees

     During 2002 and 2003, the board of directors acted by unanimous consent or meeting on April 25, 2002, May 20, 2002, May 25, 2002, May 28, 2002, May 30,
2002,  June 7, 2002,  October 30, 2002,  December  27, 2002,  February 28, 2003,
April 17, 2003, April 30, 2003, May 14, 2003, August 6, 2003, September 8, 2003,
October 23, 2003 and December 18, 2003. The Company does not have standing executive, compensation and audit committees of the board of directors.

Director Compensation

     Persons  who  are  directors  and  employees   will  not  be   additionally
compensated for their services as a director. There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and reimbursement plan.

Compliance with Section 16(a) of the Exchange Act

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more then 10% of the common stock of the Company to file with the SEC reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Based on its review of the reports that it has received, the Company believes that the reports due have been timely filed.

Executive Compensation

     We currently do not pay any cash compensation or other benefits to our executive officers. Cash compensation amounts will be determined in the future based on the services to be rendered and time devoted to our business and the availability of funds. Other elements of compensation, if any, will be determined at that time or at other times in the future.

     Until we have sufficient capital or revenues, officers will not be provided cash remuneration. At such time as we are able to provide a regular salary, it is our intention that our officers will become employed pursuant to executive employment agreements, at an annual salary to be determined based on their then levels of time devoted to the Company and the scope of their responsibilities. Until we enter into an employment agreement, we may use shares of common stock to compensate our officers and directors. In addition, we may use common stock to compensate others for services to the Company.

                                 STOCK PURCHASE

     On December 18, 2003, the Board of Directors adopted a resolution and obtained stockholder approval of the Stock Purchase. The Stock Purchase will result in the issuance of an additional 10,426,190 shares of the common stock of the Company to the shareholders of Zone 4 Play, Inc. Stockholders will not be required to exchange outstanding stock certificates for new certificates.

                                   NAME CHANGE

     On December 18, 2003, the Board of Directors adopted a resolution and obtained stockholder approval of and amendment to the Company's Articles of Incorporation changing the Company's name to "Zone 4 Play, Inc."

                              AVAILABLE INFORMATION

     Please read all sections of this Information Statement carefully. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended ("Exchange Act") and in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). These reports, proxy statements and other information filed by the Company with the SEC may be inspected without charge at the public reference section of the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549. Copies of this material also may be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these materials may be obtained from the SEC's website at http://www.sec.gov.

                    INCORPORATION OF INFORMATION BY REFERENCE

     The following documents, which are on file with the Commission (Exchange Act File No.333-91356) are incorporated in this Information Statement by reference and made a part hereof:

          (i) Annual Report on Form 10-KSB for the fiscal year ended March 31, 2003;

          (ii) Quarterly Reports on Form 10-QSB for the quarters ended June 30, 2003, and September 30, 2003;

          (iii) Reports on Form 8-K dated September 15, 2003; and

          (iv) Registration Statement on Form SB-2 filed with the Commission on June 27, 2002, as amended on July 5, 2002, September 9, 2002, November 15, 2002 and December 24, 2002.

     All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Information Statement and prior to the Effective Date shall be deemed to be incorporated by reference in this Information Statement and shall be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated by reference in this Information Statement and filed with the Commission prior to the date of this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein, or in any other subsequently filed document which is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Information Statement.

     The Company will provide without charge to each person to whom this Information Statement is delivered, upon written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents). Written or telephone requests should be directed to the Company at, 4526 Neville Street, Burnaby B.C. Canada V5J 2G8, Attention: Investor Relations (telephone number: (604) 435-9071).

OLD GOAT ENTERPRISES, INC.


Burnaby, B.C. Canada
January 6, 2004